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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 7, 1998


                             URANIUM RESOURCES, INC.
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                     0-17171                 75-2212772
            --------                     -------                 ----------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)



12750 Merit Drive, Suite 1020, Dallas, Texas                       75251
--------------------------------------------                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          ZIP CODE


                                  972-387-7777
                                  ------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




              Exhibit Index Begins on Sequentially Numbered Page 4





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ITEM 5.  OTHER EVENTS.

         On October 7, 1998, the Company was notified by the Nasdaq Stock Market ("Nasdaq") of Nasdaq's determination that the Company is not in compliance with the minimum $1.00 closing bid price requirement for continued listing of its Common Stock, par value $0.001 per share (the "Common Stock"), on the Nasdaq National Market (the "National Market"). Nasdaq informed the Company that the Company will be provided ninety (90) calendar days from October 5, 1998 in which to regain compliance with the minimum closing bid price. If within such ninety calendar days, the Common Stock complies with the minimum closing bid price requirement for a minimum of ten consecutive trading days, the Nasdaq staff will verify compliance with the continued listing requirements of the National Market. If, however, the Company does not comply with the minimum closing bid price requirement on or before the ninety-day period ended January 5, 1999, the notification states that the Company's Common Stock will be delisted at the opening of business on January 7, 1999.

         The notification also stated that the Company may seek further procedural remedies by requesting a hearing and paying applicable fees prior to January 5, 1999. There can be no assurance that the Common Stock will comply with the minimum closing bid price requirement during the ninety-day period or that a hearing, if any, will result in the continued listing of the Common Stock on the National Market. Delisting of the Common Stock on the National Market could have a material adverse effect on the market price of, and the efficiency of the trading market for, the Company's Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (c)   EXHIBITS.

                   99.1  -   Press Release  issued  October 27, 1998, by the
                             Registrant announcing the notification by the Nasdaq Stock Market that the Company is not in compliance with the $1.00 minimum bid price for continued listing of its Common Stock on the Nasdaq
                             National Market and may be delisted on January 7, 1999 unless corrected or successfully appealed.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          URANIUM RESOURCES, INC.




Date:    October 27, 1998                 /s/ PAUL K. WILLMOTT
                                          --------------------------------------
                                          Paul K. Willmott
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors





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                                  EXHIBIT INDEX

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Exhibit No.          Exhibit Description                                                    Page
-----------          -------------------                                                    ----
  99.1               Press Release issued October 27, 1998, by the Registrant                E-1
                     announcing the notification by the Nasdaq Stock Market that the Company is not in compliance with the $1.00 minimum bid price for continued listing of its Common Stock on the
                     Nasdaq National Market and may be delisted on January 7,
                     1999 unless corrected or successfully appealed.
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